NATIXIS DIVERSIFIED INCOME FUND

Supplement dated December 4, 2012 to the Statement of Additional Information (the “SAI”) for Natixis Diversified Income Fund dated December 3, 2012, as may be revised or supplemented from time to time.

Effective immediately, the third paragraph within the section “Portfolio Holdings Information” is amended to include the following:

Subject to the policies adopted by the Fund’s Board of Trustees for the disclosure of portfolio holdings information, Citibank, N.A. receives portfolio holdings information (daily disclosure of full portfolio holdings) for the purposes of performing certain electronic reconciliations/affirmations with respect to the Active Investment Advisors managed discipline of Natixis Diversified Income Fund.